SECURITIES PURCHASE AGREEMENT

 NF Energy Saving Corporation
21-Jia Bei Si Dong Road, Tie Xi Qu
Shenyang, P. R. China 110021

The undersigned (the "Investor") hereby confirms its agreement with you as follows:

1.           This Securities Purchase Agreement is made as of the date set forth below between NF Energy Saving Corporation, a Delaware corporation (the "Company"), and the Investor, which is one of _____ investors making an aggregate investment of $_______.

2.           The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor (the “Sale”) a $_______ Senior Convertible Promissory Note (the “Note”), with an initial conversion price of $3.00 for one share (a “Note Share”) of the Company's Common Stock, par value $0.001 per share (the “Common Stock”). In addition, at Closing, the Company will issue to the Investor that number of warrants (“Warrants” and together with the Note, the “Securities”) equal to the aggregate principal amount of the Note subscribed for divided by six (6). Each Warrant shall entitle the holder to purchase one share (a “Warrant Share”) of the Company's Common Stock at an exercise price of $4.00 per share for a period of 5 years commencing on the date of Closing (as defined in Section 2 of Annex I attached hereto).

3.           [Intentionally omitted].

4.           The Company and the Investor agree that the purchase and sale of the Note is subject to the Terms and Conditions for Purchase of the Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, the Note and Warrants issued to the Investor will be issued in the Investor's name and address as set forth below. The form of Note and form of Warrant are attached hereto as Exhibit B and Exhibit C, respectively.

5.           The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, and (c) neither it, nor any affiliate of the Investor, has any direct or indirect affiliation or association with any Finance and Regulatory Authority, Inc. ("FINRA") member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: __________, 2010

By: ____________________
Name: Title:

Address:

AGREED AND ACCEPTED:

NF ENERGY SAVING CORPORATION

By:
Name: Gang Li
Title: Chief Executive Officer

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

Annex I

Terms and Conditions for Purchase of Securities

1.               Agreement to Sell and Purchase Securities.

1.1             Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, for an aggregate purchase price of $_______ (the “Purchase Price”), the Note described in Paragraph 2 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement” and together with the Note and the Warrants, the “Transaction Documents”), and the Investor will receive from the Company Warrants to purchase that number of shares of Common Stock equal to the Purchase Price divided by six (6).

1.2             Investor. The Investor must execute and deliver a Securities Purchase Agreement, and must complete a Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit D hereto) in order to purchase the Securities.

1.3          Use of Proceeds.  The Company will use the net proceeds from the sale of the Securities for working capital, capital expenditures and to finance future acquisitions, if any.

2.            Delivery of the Units at Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur on a date mutually agreed upon by the Company and the Investor (the “Closing Date”), which date shall not be later than February 26, 2010 as such date may be extended upon the mutual agreement of the Company and the Investor (the “Outside Date”). At the Closing, the Company shall deliver to the Investor a Note representing the aggregate dollar amount of the Note set forth in Paragraph 2 of the Securities Purchase Agreement, along with a Warrant to purchase the number of shares of Common Stock equal to such Investor's Purchase Price divided by six (6). In exchange for the delivery of the Securities, the Investor shall pay the Purchase Price to the Company, net of all closing fees and expenses, by wire transfer of immediately available funds pursuant to the Company's written instructions.

The Company's obligation to issue and sell the Securities to the Investor shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of a copy of this Agreement executed by the Investor; (b) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor under this Agreement on or prior to the Closing; and (c) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Transaction Documents or the right of the Company or the Investor to enter into such Transaction Documents or to consummate the transactions contemplated hereby and thereby.

The Investor's obligation to purchase the Securities shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by the Investor: (a) the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and, if different, on the Closing Date; (b) the execution and delivery by the Company of the Note and the Warrant; (c) the fulfillment of the obligations of the Company under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Transaction Documents or the right of the Company or the Investor to enter into such Transaction Documents or to consummate the transactions contemplated hereby and thereby.

In the event that the Closing does not occur on or before the Outside Date as a result of the Company's failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Investor shall have no further obligations hereunder. For purposes of this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or commercial banks located in New York, New York are permitted or required by law to close.

3.               Representations, Warranties and Covenants of the Company.  Except as set forth on Schedule 3 attached hereto and incorporated herein by reference or in the SEC Reports (as defined below), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1             Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company's ability to perform its obligations under the Transaction Documents in all material respects (“Material Adverse Effect”), and no proceeding has been instituted or to the knowledge of the Company, threatened, in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no "subsidiaries" (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)).

3.2             Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents. The execution and delivery of the Transaction Documents, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Transaction Documents have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3             Non-Contravention. The execution and delivery of the Transaction Documents, the issuance and sale of the Securities to be sold by the Company under the Securities Purchase Agreements, the fulfillment of the terms of the Transaction Documents and the consummation of the transactions contemplated thereby, including the issuance of the shares of Common Stock underlying the Note and Warrants (the “Note Shares” and “Warrant Shares,” respectively) in accordance with the respective terms and conditions thereof, will not (A) result in a conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any subsidiary (each, a "Subsidiary" and collectively, the "Subsidiaries") is a party or by which the Company or the Subsidiaries or their respective properties are bound, (ii) the Certificate of Incorporation, Bylaws, or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any Subsidiary or their respective properties, which conflict, violation or default, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, or (B) except for the liens created under the Note (and the promissory note of like tenor issued to the other investor), result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or the Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Transaction Documents by the Company, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4             Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which 13,291,387 shares are outstanding, and (ii) warrants to purchase 102,779 shares of Common Stock that are issued and outstanding. The Note Shares and the Warrant Shares have been duly authorized and reserved for issuance, and when issued in accordance with the terms of the Note or the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns all of the outstanding capital stock of each Subsidiary, free and clear of all liens, claims and encumbrances. Other than as set forth above, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any Subsidiary is a party and providing for the issuance or sale of any capital stock of the Company or of any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

3.5             Legal Proceedings. There is no legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company or any Subsidiary is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Neither the Company nor any Subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

3.6             No Violations. Neither the Company nor any Subsidiary is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and neither the Company nor any Subsidiary is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary or their respective properties are bound, which default is reasonably likely to have a Material Adverse Effect.

3.7             Governmental Permits, Etc. Each of the Company and the Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and the Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

3.8             Intellectual Property.

(a)        Each of the Company and the Subsidiaries has ownership of, or a license or other legal right to use, all material patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, "Intellectual Property").

(b)        All material licenses or other material agreements under which (i) the Company or any Subsidiary employs rights in Intellectual Property, or (ii) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any Subsidiary are in full force and effect, and there is no default by the Company with respect thereto.

(c)        The Company has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of all material Intellectual Property owned by the Company or any Subsidiary.

(d)        To the knowledge of the Company, (i) the present business, activities and products of the Company or any Subsidiary do not infringe upon any intellectual property of any other person; (ii) neither the Company nor any Subsidiary is making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees of the Company or any Subsidiary do not violate any agreements or arrangements related to confidential information or trade secrets of third parties.

(e)        No proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company or any Subsidiary to the use of Intellectual Property.

3.9             Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) at the times and throughout the periods therein specified.

3.10           No Material Adverse Change. Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two Business Days prior to the date of this Agreement, since January 1, 2007, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company or any Subsidiary, direct or contingent, that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (iv) any loss or damage (whether or not insured) to the physical property of the Company or any Subsidiary which has had a Material Adverse Effect, or (v) any issuance of any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans.

3.11           Reporting Status. The Company has timely made all filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since January 1, 2007 (the “SEC Reports”), and all of those documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

3.12           Accountants. ZYCPA Company Limited, who expressed their opinion with respect to the consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, have advised the Company that they are, and to the knowledge of the Company they are, independent accountants certified by and in good standing with the Public Company Accounting Oversight Board as required by the Securities Act and the rules and regulations promulgated thereunder.

3.13           Contracts. Except for those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts, except for any breach that is not reasonably likely to have a Material Adverse Effect.

3.14           Taxes. Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

3.15           Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an "investment company" as a result of the transactions contemplated by this Agreement.

3.16           Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Securities as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

3.17           Related Party Transactions. Except as described in the SEC Reports, to the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that requires disclosure pursuant to Section 13, 14 or 15(d) of the Exchange Act.

3.18           Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.19           Uplisting.  The Company will use its reasonable best efforts to obtain a listing of its Common Stock on either the NASDAQ Capital Market, the NYSE Amex or other U.S. national securities exchange as soon as reasonably practicable (an “Uplisting”).

3.20           New Auditor.  Within ninety (90) days of an Uplisting, the Company shall have engaged an independent public accounting firm (the "New Auditor") agreeable to ARC China, Inc. (“ARC China”).

3.21           New Hires.  The Company agrees to: (i) hire a full-time Investment Manager, who can communicate in the English language fluently, and who is agreeable to ARC China; and (ii) use its reasonable commercial efforts to, within 30 days of the Closing Date, hire a US-based employee, who can communicate in the English language fluently and who is agreeable to ARC China, to attend road shows and speak at conferences and to investors about the Company.

3.22           Affiliate Business.  The Company agrees to cause its wholly-owned subsidiary, LiaoNing Nengfa Weiye Energy Technology Co. LTD (“Nengfa Energy”), to enter into a preferred provider agreement with Nengfa Weiye Tieling Valve Joint-stock Co. Ltd. (“Tieling Valve”) as soon as practicable, which preferred provider agreement is to provide that Nengfa Energy shall have a right of first refusal with respect to all flow control contracts obtained by Tieling Valve and that Tieling Valve’s aggregate revenue on such contracts shall be capped at an average of 2.5% per each year of the agreement..

3.23           Title to Assets.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them (if any) and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, except for liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

3.24           Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the SEC Reports is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

3.25           Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 3.25 that may be due in connection with the transactions contemplated by the Transaction Documents.

3.26           Private Placement.  Assuming the accuracy of the Investor’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor as contemplated hereby.

3.27           Registration Rights.  Other than the piggyback registration rights of the Investor set forth in the Note and Warrants, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

3.28           Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date before giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  Schedule 3.28 sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

3.29           Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.30           Furnishing of Information.  Until the Investor no longer owns any Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Investor owns any Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) such information as is required for the Investor to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

3.31           Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Investor in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investor.

3.32           Indemnification of Investor.   The Company agrees to indemnify and hold the Investor and its directors, officers, shareholders, members, partners, employees, agents, successors and permitted assigns (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor in any capacity, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents to which it is a party or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party.  Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by a Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the other Transaction Documents to which it is a party or from such Investor Party’s fraud, gross negligence, willful misconduct or malfeasance.

3.33           Reservation and Listing of Securities.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance of the Notes Shares and Warrant Shares in such amount as may then be required to fulfill its obligations in full under the Note and Warrants.

4.           Representations, Warranties and Covenants of the Investor.

4.1        Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the Securities in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of the Securities and has no arrangement or understanding with any other persons regarding the distribution of the Securities; (iii) the Investor understands that the Note Shares and Warrant Shares (together the “Underlying Securities”) will be “restricted securities” when issued and will not have been registered under the Securities Act and will be acquiring the Underlying Securities in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of the Underlying Securities and has no arrangement or understanding with any other persons regarding the distribution of the Underlying Securities (iv) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities nor any of the Underlying Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (v) the Investor has completed the Investor Questionnaire attached hereto as Exhibit F for use in preparation of the Registration Statement to be filed on Form S-1 (or any similar or successor form with the SEC (the “Registration Statement”)) and for determining the availability of state "Blue Sky" exemptions and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (vi) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its registrable securities or until the Company is no longer required to keep the Registration Statement effective; and (vii) the Investor has, in connection with its decision to purchase the Securities, relied upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Securities to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

4.2        Transfer of Shares. The Investor agrees that it will not make any sale, transfer or other disposition of the Note, the Note Shares, the Warrants or the Warrant Shares (a "Disposition") other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act.

4.3        Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4        Short Position. From the earlier of (i) 30 days prior to the date hereof and (ii) the date the Investor learned of the Sale, neither the Investor nor any affiliate has directly or indirectly established or agreed to establish, nor will the Investor or any affiliate directly or indirectly establish or agree to establish, any hedge, "put equivalent position" (as defined in Rule 16a-1 under the Exchange Act) or other position in the Common Stock that is outstanding on the Closing Date and that is designed to or could reasonably be expected to lead to or result in a Disposition by the Investor or any other person or entity. For purposes hereof, a "hedge or other position" includes, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock. The Investor acknowledges that this representation is made for the benefit of the Company, which may assert claims arising out of the breach of this Section 4.4.

4.5        No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

4.6        Confidential Information. The Investor covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Company received by the Investor from the Company, including the receipt and content of any Suspension Notice (as defined in the Registration Rights Agreement) until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 4.6, the Investor will give the Company prior written notice specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished. The Investor will not trade, or provide material non-public information about the Company to any other party who may or does trade, the Company’s securities when the Investor is in possession of material non-public information about the Company.

4.7        Due Diligence Review. As part, and only part, of its due diligence review, the Investor acknowledges that it has reviewed the Company’s audited financial statements for fiscal years ended December 31, 2007 and 2008.

4.8        Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person, that it is relying solely upon the representations and warranties of the Company set forth in this Agreement in making its investment decision, and that it is not acting in concert with any other person in making its purchase of the Securities hereunder. The Investor acknowledges that the Investor has not taken any actions that would deem the Investor to be a member of a "group" for purposes of Section 13(d) of the Exchange Act.

5.        Transfer Restrictions; Legends. Certificates evidencing the Note, Note Shares, the Warrants and the Warrant Shares (the “Legended Shares” shall each bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form, until such time as they are not required:

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in, some or all of the Legended Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Investor transferee of the pledge. No notice shall be required of such pledge, but the Investor's transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. The Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Legended Shares or for any agreement, understanding or arrangement between the Investor and its pledgee or secured party. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Legended Shares may reasonably request in connection with a pledge or transfer of such Legended Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

6.           Public Statements.  The Company agrees to disclose on a Current Report on Form 8-K the consummation of the sale of the Securities and the material terms thereof, including pricing, which shall be filed with the SEC within two Business Days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as a purchaser of the Securities without the Investor's prior written consent, except as may be required by applicable law or rules of any exchange on which the Company's securities are listed.

7.           Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a) if to the Company, to:	NF Energy Saving Corporation 21-Jia Bei Si Dong Road, Tie Xi Qu Shenyang, P. R. China 110021 Attention: Mr. Gang Li Facsimile: (8624) 2354-0536

with a copy to:	Golenbock Eiseman Assor Bell & Peskoe LLP 437 Madison Avenue New York, New York 10022 Attention: Andrew D. Hudders, Esq. Facsimile: (212) 754-0330

(b)          if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

8.          Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

9.          Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10.        Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.        Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by and construed and enforced in accordance with the law of the State of Delaware, without giving effect to conflict of laws. The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America in the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon a party may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address for notices set forth in this Agreement. Such mailing shall be deemed personal service and shall be legal and binding upon such party in any action, proceeding or claim. The parties agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

12.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13.        Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (other than by merger).

14.        Fees and Expenses.  Except as expressly set forth in the funds flow memorandum dated as of the date hereof or the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investor.

15.        Survival.  Sections 3, 4, 6, 10 and 12-14 shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

16.        Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

17.        Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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EXHIBIT A

NF ENERGY SAVING CORPORATION
CERTIFICATE QUESTIONNAIRE

Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.
The exact name in which your Note and Warrants are to be registered (this is the name that will appear on your stock certificate(s) for the Note Shares and the Warrant Shares). You may use a nominee name if appropriate:

2.	If a nominee name is listed in response to Item 1 above, the relationship between the Investor and such nominee:

3.	The mailing address of the registered holder listed in response to Item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to Item 1 above:

Note: If the registered holder does not have a Social Security or Tax Identification Number, please provide a copy of the registered holder's passport, or if an entity, a copy of the passport of one of the registered holder's principals.

A-1

EXHIBIT B

NF ENERGY SAVING CORPORATION
FORM OF NOTE

Attached hereto.

B-1

EXHIBIT C

NF ENERGY SAVING CORPORATION
FORM OF WARRANT

Attached hereto.

C-1

EXHIBIT D

NF ENERGY SAVING CORPORATION
INVESTOR QUESTIONNAIRE
(All information will be treated confidentially)

To: NF Energy Saving Corporation

The undersigned hereby acknowledges the following:

This Investor Questionnaire ("Questionnaire") must be completed by a potential investor in connection with the offer and sale of a Senior Convertible Promissory Note (the “Note”), and warrants (“Warrants”) to purchase shares of Common Stock, par value $0.001 per share (“Common Stock”), of NF Energy Saving Corporation (the "Company"). The Note and Warrants (together the “Securities”) are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Company that the investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned's answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to the investor of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A.            Background Information

Name:	_____________________________________________________________________

Business Address:	_____________________________________________________________________
(Number and Street); (City) (State); (Zip Code)
Telephone Number:	(_____) ______________________________________________________________

Residence Address:	_____________________________________________________________________
_____________________________________________________________________
(Number and Street); (City) (State); (Zip Code)

Telephone Number:	(_____) _______________________________________________________

Age: _________________	Citizenship: ___________________	Where registered to vote: ______________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:	_____________________________________________________________________

State of formation:_____________________________	Date of formation::_____________________________

Social Security or Taxpayer Identification No. __________________________________

Send all correspondence to (check one): ____________Residence Address ____________ Business Address

B.           Status as Accredited Investor

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, as a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,0001;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.            Representations

The undersigned hereby represents and warrants to the Company as follows:

1.             Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.             The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of the Securities by the undersigned or any co-Investor.

3.             There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.             The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Securities Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

1 As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

5.             The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Securities and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

6.             The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Securities:
________________________________________
________________________________________
________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of February, 2010, and declares under oath that it is truthful and correct.

Investor Name:

Investor Signature:

Name: Title: (required for an Investor that is a corporation, partnership, trust or other entity)